UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ___

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 X  Preliminary Proxy Statement ___                                                                                          Confidential, For Use by the Commission Only (as                                                                                                                                                            permitted by Rule 14a-6(e)(2))

___ Definitive Proxy Statement

___ Definitive Additional Materials

___ Soliciting Material Under Rule 14a-12

BARCLAYS GLOBAL INVESTORS FUNDS, INC.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(4) Date Filed: August 29, 2001

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Notes:

IMPORTANT NOTICE: Please vote using the

Enclosed Proxy Ballot as soon as possible so that we

may receive it no later than __________, 2001.

For your convenience, you may vote by any one of four methods:

- By Mail—Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope;

- By Touchtone Phone—Call [___________ toll-free at __________ from ____ a.m. to ____ p.m. (Pacific time)];

- [By Fax—Mark, sign, date and fax both sides of the enclosed Proxy Ballot to us at __________]; or

- Via the Internet – Logon to www.        .com. Enter the [12-digit CONTROL NUMBER set forth on the Proxy Ballot] and follow the simple instructions on the website.

- If you have any questions, please call [__________ at ____________]

A confirmation of your telephonic or facsimile

vote will be sent to you.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.

111 Center Street

Little Rock, Arkansas 72201

September ___, 2001

To Our Shareholders:

    On behalf of the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held at 11:00 a.m. (Central time) on Friday, November 16, 2001, at the principal executive offices of the Company, 111 Center Street, Little Rock, Arkansas 72201. The formal notice of the Meeting is included with these materials.

    Whether or not you are able to attend the Meeting, it is important that your views be represented. To be sure that happens, please sign and date the enclosed proxy ballot and return it in the envelope provided. In addition, if you plan to attend the Meeting, please check the appropriate box on the proxy ballot.

Very truly yours,

Barclays Global Investors Funds, Inc.

R. Greg Feltus

President

BARCLAYS GLOBAL INVESTORS FUNDS, INC.

111 Center Street

Little Rock, Arkansas 72201

September ___, 2001

To Our Shareholders:

    PLEASE TAKE NOTE that the ANNUAL MEETING OF SHAREHOLDERS (the "Meeting") of Barclays Global Investors Funds, Inc. (the "Company") will be held on Friday, November 16, 2001, at 11:00 a.m. (Central time) at the principal office of the Company, 111 Center Street, Little Rock, Arkansas 72201.

    The Company, a Maryland corporation, currently consists of the following ten funds/portfolios: the Asset Allocation, Bond Index, Institutional Money Market, LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market and S&P 500 Stock Funds/Portfolios (the "Funds"). The accompanying Proxy Statement relates to all Funds of the Company.

    The Meeting is called for the following purposes:

(1) To elect the Directors of the Company, each of whom will serve until his or her successor is elected and qualified;

(2) To approve converting each Fund’s investment objective from fundamental to non-fundamental;

(3) To approve changing the benchmark index that the Bond Index Fund tracks from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index by changing the Bond Index Fund’s investment objective;

(4) To approve changing the asset allocation model of the LifePath Portfolios to increase the "normal" equity allocation percentage for each LifePath Portfolio that has reached its time horizon;

(5) To approve amending certain of the Funds’ fundamental investment policies and converting certain others to non-fundamental investment policies;

(6) To approve redomiciling the Company as a Delaware business trust and thereafter dissolving the existing Maryland corporation; and

(7) To transact such other business as may properly come before the meeting.

    Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting and each of the above proposals.

    You may vote at the Meeting if you are the record owner of shares of the Funds as of the close of business on [September 7, 2001]. If you attend the Meeting you may vote your shares in person. Even if you do not attend the Meeting, you may vote by proxy in one of four ways:

- By Mail – Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope;

- By Touchtone Phone – Call [________ toll-free at __________ from ____ a.m. to ____ p.m. (Pacific time)];

- [By Fax – Mark, sign, date and fax both sides of the enclosed Proxy Ballot to us at __________]; or

- Via the Internet – Logon to www.         .com. Enter the [12-digit CONTROL NUMBER set forth on the Proxy Ballot] and follow the simple instructions on the website.

    A confirmation of your telephonic or fax vote will be sent to you.

    Each Fund is a feeder fund that invests all of its assets in shares of a corresponding master portfolio of Master Investment Portfolio ("MIP"). MIP is seeking the vote of its interestholders to approve identical proposals (except Proposal 6) for the corresponding master portfolios. The votes cast by Fund shareholders on Proposals 1 through 5 will, in turn, be "passed through" and cast by your Fund, as an interestholder in the corresponding master portfolio of MIP, in the same proportion as the votes cast by all Fund shareholders.

    Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semi-annual report succeeding the annual report, if any) to a shareholder upon request. Any such request should be directed to the respective Fund by calling [1-888-204-3956] or by writing to the respective Fund at 111 Center Street, Little Rock, AR 72201.

    Your vote is very important. Whether or not you plan to attend the meeting in person, please mark, sign, date and return the enclosed Proxy Ballot today, either in the enclosed postage-paid envelope or by telefacsimile (front and back) at __________. Signed but unmarked Proxy Ballots will be counted in determining whether a quorum is present and will be voted in favor of each proposal.

    If you have any questions, please call the Company at [1-888-204-3956].

By Order of the Board of Directors,

Richard H. Blank, Jr.

Secretary

September ___, 2001

PROXY STATEMENT

September ___, 2001

Barclays Global Investors Funds, Inc.

111 Center Street

Little Rock, Arkansas 72201

Telephone: 1-888-204-3956

    This Proxy Statement is being furnished to shareholders of each fund or portfolio (each a "Fund," and collectively, the "Funds") of Barclays Global Investors Funds, Inc. (the "Company" or "BGIF") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"), for an annual meeting of shareholders of the Company (the "Meeting") to be held at the principal office of the Company, 111 Center Street, Little Rock, Arkansas 72201, on Friday, November 16, 2001, beginning at 11:00 a.m. (Central time).

    The following table summarizes the proposals to be presented at the Meeting. The Board is soliciting the shareholders of each fund of the Company with respect to the proposals relevant to those shareholders. The Company is organized as a Maryland corporation and currently consists of the following ten Funds: the Asset Allocation, Bond Index, Institutional Money Market, LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market and S&P 500 Stock Funds. This Proxy Statement relates to all Funds of the Company.

PROPOSALS
#1 -- Electing Directors

#2 -- Converting each Fund’s investment objective from fundamental to non-fundamental

#3 -- Changing the benchmark index that the Bond Index Fund tracks from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index by changing the Bond Index Fund’s investment objective

#4 -- Changing the asset allocation model of the LifePath Portfolios to increase the "normal" equity allocation percentage for each LifePath Portfolio that has reached its time horizon

#5 -- Amending certain of the Funds’ fundamental investment policies and converting certain others to non-fundamental investment policies

#6 -- Redomiciling the Company as a Delaware business trust and thereafter dissolving the existing Maryland corporation

    The Board plans to begin sending this Proxy Statement, the attached notice of meeting and the enclosed proxy ballot on or about [September 14], 2001 to all shareholders entitled to vote. Shareholders who owned shares of any class of a Fund at the close of business on [September 7], 2001 (the "Record Date"), are entitled to vote at the Meeting. You will find the number of shares outstanding on the Record Date for each Fund in Appendix A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table above that is applicable to that Fund (a fractional share has a fractional vote).

    It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety; the explanations will help you to decide on the issues.

    Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semi-annual report succeeding the annual report, if any) to a shareholder upon request. Any such request should be directed to the respective Fund by calling [1-888-204-3956] or by writing to the respective Fund at 111 Center Street, Little Rock, AR 72201.

I. Introductory Questions and Answers.

    Why am I being asked to vote?

    Mutual funds are required to obtain shareholders’ votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

    What issues am I being asked to vote on?

    As a shareholder of the Company, you are being asked to:

(1) Elect the Directors of the Company;

(2) Approve converting your Fund’s investment objective from fundamental to non-fundamental;

(3) Approve changing the benchmark index that the Bond Index Fund tracks from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index by changing the Bond Index Fund’s investment objective (applicable to Bond Index Fund shareholders only);

(4) Approve changing the asset allocation model of the LifePath Portfolios to increase the "normal" equity allocation percentage for each LifePath Portfolio that has reached its time horizon (applicable to LifePath Income and LifePath 2010 shareholders only);

(5) Approve amending certain of your Fund’s fundamental investment policies and converting certain other of your Fund’s investment policies from fundamental to non-fundamental;

(6) Approve redomiciling the Company as a Delaware business trust and thereafter dissolving the existing Maryland corporation; and

(7) Transact such other business as may properly come before the meeting.

    How does the Board recommend that I vote?

    The Board recommends that you vote "FOR" all the proposals on the proxy ballot.

    How do I vote?

    If you attend the Meeting you may vote your shares in person. Even if you do not attend the Meeting, you may vote by proxy in any of four ways:

- By Mail—Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope;

- By Touchtone Phone—Call [________ toll-free at __________ from ____ a.m. to ____ p.m. (Pacific time)];

- [By Fax—Mark, sign, date and fax both sides of the enclosed Proxy Ballot to us at __________]; or

- Via the Internet – Logon to www.        .com. Enter the [12-digit CONTROL NUMBER set forth on the Proxy Ballot] and follow the simple instructions on the website.

    A confirmation of your telephonic or fax vote will be sent to you.

II. General Voting Information.

    Voting of Proxies.

    If you sign and do not revoke a proxy, your shares will be voted at the Meeting in the manner specified on the proxy. If you sign a proxy but do not make any specific choices, your proxy will be voted as recommended by the Board "FOR" each Proposal. Votes will NOT be considered cast, however, if an abstention is indicated as such on a written proxy or ballot, directions are given in a written proxy to withhold votes or if the votes are withheld by a broker.

    Special Master/Feeder Voting Considerations.

    Each Fund is a feeder fund in a master-feeder fund arrangement with a corresponding master portfolio (each a "Master Portfolio," and collectively, the "Master Portfolios"). The Master Portfolios in which the Funds invest are organized as separate series of Master Investment Portfolio ("MIP"), an open-end management investment company established as a business trust under the laws of the State of Delaware. As a feeder fund, each Fund seeks to achieve its respective investment objective by investing all of its investable assets in a corresponding Master Portfolio with the same investment objectives and policies.

    For simplicity, actions covered in this Proxy Statement are described as being taken by the Funds. However, MIP is also seeking the vote of its interestholders to approve identical matters for the corresponding Master Portfolios for each proposal except Proposal 6, which only applies to the Company. The votes cast by Fund shareholders will, in turn, be "passed through" and cast by your Fund, as an interestholder in the corresponding Master Portfolio of MIP, in the same proportion as the votes cast by all Fund shareholders. An instruction to vote a particular way on the Proxy Ballot will be treated as an instruction to vote the interests of the corresponding Master Portfolio in the same manner. Other feeder funds of a particular Master Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of these proposals for the Master Portfolios. Therefore, the vote of a Fund’s shareholders may not ultimately determine the outcome of a proposal with respect to the Master Portfolio.

    Revocation of Proxies.

    Any shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Company a written notice of revocation; (ii) submitting to the Company a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Company of revocation by toll-free telephone call at [_______________]. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Meeting. Abstentions and broker non-votes will have the effect of a vote against Proposals 2, 3, 4, 5 and 6 and will not affect the vote on Proposal 1.

    Quorum Requirements.

    A quorum of shareholders is necessary to hold a valid meeting. If shareholders entitled to vote one-third of all shares outstanding on the record date are present in person or by proxy, a quorum will exist.

    Vote Necessary to Approve a Proposal.

    If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast is necessary to elect the Directors (Proposal 1). Each vote may be cast for as many persons as there are Directors to be elected.

    The affirmative vote of the holders of a "majority of the outstanding shares" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve the changes relating to your Fund’s fundamental investment policies and investment objective (Proposals 2, 3 and 5). The 1940 Act defines a majority of the outstanding shares of a fund as the lesser of (a) the vote of the holders of 67% or more of the voting shares of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the fund.

    The affirmative vote of the holders of a majority of LifePath Income and LifePath 2010 shares voted is required to approve Proposal 4, and the affirmative vote of the holders of a majority of the outstanding shares of each Fund is required to approve proposal 6.

    Adjournments.

    In the event that a quorum is not present, or if a quorum is present but sufficient votes to approve a proposal are not received, the duly appointed Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In case any such adjournment is proposed, the Proxies will vote those proxies which they are entitled to vote for the proposal in favor of adjournment, and will vote those proxies required to be voted against the proposal against adjournment. At any such adjourned meting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called.

III. Proposals for Shareholder Approval.

    The table below has been prepared to assist you in determining which proposals apply to the Fund(s) you own. You are only being asked to vote on the proposals that are indicated with a check mark next to the Fund(s) you own.

Fund	Proposal #1	Proposal #2	Proposal #3	Proposal #4	Proposal #5	Proposal #6
Asset Allocation Institutional Money Market LifePath 2020 LifePath 2030 LifePath 2040 Money Market S&P 500 Index	X	X			X	X
Bond Index	X	X	X		X	X
LifePath Income LifePath 2010	X	X		X	X	X

PROPOSAL 1 -- ELECTING DIRECTORS

    Nominees for Director.

    For the election of Directors at the Meeting, the Board has approved the nomination of Mary G. F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong each to serve as Director until he or she resigns, retires or his or her successor is elected and qualified. Messrs. Euphrat, Feltus, Hughes and Soong are currently serving as Directors of the Company and Trustees of MIP, a separate investment company. Each has agreed to stand for reelection. Messrs. Euphrat, Feltus and Hughes have been Directors of the Company since its inception in 1992 and Mr. Soong was appointed a Director by the Board on February 9, 2000.

    Ms. Bitterman, Mr. Kranefuss and Mr. Lyons are being proposed for election as new Directors to fill existing vacancies, and are not presently serving as a Directors. Mr. Lyons is currently serving as a Trustee of iShares Trust, which is another investment company advised by Barclays Global Fund Advisers ("BGFA"). Mr. Kranefuss is the Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A. ("BGI"), which is a co-administrator for the Funds. The election of Ms. Bitterman and Messrs. Kranefuss and Lyons would expand the size of the Board from four to seven members. No Director or nominee is a party adverse to the Company or any of its affiliates in any material pending legal proceeding, nor does any Director or nominee have an interest materially adverse to the Company.

    If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast, voted in person or by proxy at the Meeting, is required for the election of each Director.

Nominees Standing For Reelection
Name, Address and Age	Position(s)	Principal Occupation During Past Five Years
JACK S. EUPHRAT, 79 415 Walsh Road Atherton, CA 94027	Director	Private Investor.
W. RODNEY HUGHES, 74 31 Dellwood Court San Rafael, CA 94901	Director	Private Investor.
LEO SOONG, 55 Crystal Geyser Water Co. 55 Francisco Street, Suite 410 San Francisco, CA 94133	Director	Managing Director of Crystal Geyser Roxane Water Co.; Board Chair and Director of KQED, Inc. (until 1998); Co-Founder of Crystal Geyser Water Co.; President and Director of Crystal Geyser Water Co. (until 1999).
R. GREG FELTUS*, 50 Stephens Inc. 111 Center Street, Suite 300 Little Rock, AR 72201	Director, Chairman and President	Executive Vice President of Stephens Inc.; President of Stephens Insurance Services, Inc.; President of Investors Brokerage Insurance Inc.; and Manager of Private Client Group.

___________

* An "interested person" of the Company as defined in the 1940 Act.

Nominees Not Presently Serving as Directors
Name, Address and Age	Position	Principal Occupation During Past Five Years
MARY G. F. BITTERMAN, 57 KQED, Inc. 2601 Mariposa Street San Francisco, CA 94110	Director	President and Chief Executive Officer of KQED, Inc.; Director of Pacific Century Financial Corporation/Bank of Hawaii.
RICHARD K. LYONS, 40 350 Barrows Hall Haas School of Business Berkeley, CA 94720	Director	Professor, University of California, Berkeley: Haas School of Business; Member, Council on Foreign Relations; Director of Matthews International Funds; Director of iShares Trust.
LEE T. KRANEFUSS*, 39 45 Fremont Street San Francisco, CA 94105	Director	Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A.; The Boston Consulting Group (until 1997).

___________

* An "interested person" of the Company as defined in the 1940 Act.

    Board Meetings and Committees.

    The standing committees of the Board are the Audit Committee and the Nominating Committee.

    The current members of the Audit Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The primary responsibilities of the Audit Committee are:

- to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

- to review the results of the annual audits of the financial statements of each Fund;

- to interact with the Funds’ independent auditors on behalf of the full Board of Directors.

    The current members of the Nominating Committees are Messrs. Euphrat (Chairman), Hughes and Soong. The Nominating Committee is responsible for considering and recommending to the Board a slate of persons to be nominated for election as Directors by the shareholders at each annual meeting of shareholders and a person to be elected to fill any vacancy occurring for any reason on the Board.

    The Nominating Committee will consider nominees recommended by a shareholder to serve as Director, provided (i) that such person was a shareholder of record at the time they submit such names and is entitled to vote at the meeting; and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

    The most recent fiscal year for the Asset Allocation, Bond Index, Institutional Money Market, Money Market and S&P 500 Stock Funds (the "Non-LifePath Funds") ended on December 31, 2000. During such fiscal year, the Board held four regular Board meetings. In addition, the Audit Committee held three meetings and the Nominating Committee held one meeting. The most recent fiscal year for the LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (the "LifePath Portfolios") ended on February 28, 2001. During such fiscal year the Board held four regular Board meetings. In addition, the Audit Committee held two meetings and the Nominating Committee held one meeting.

    All of the current Directors and committee members then serving attended at least 75% of the meetings of the Board or applicable committee held during the fiscal year ended December 31, 2000 or February 28, 2001. Currently, 75% of the Board members are disinterested and, if the additional Board nominees are elected by shareholders, that percentage will decrease to approximately 70%.

    Director Compensation.

    Directors of the Company are entitled to receive an annual retainer of $20,000 to be (i) allocated between the Company and MIP; (ii) payable quarterly; and (iii) calculated on a pro-rata basis if a Director only serves for a portion of a year. In addition, the Company and MIP pay each Director a combined fee of $1,000 for attendance at each meeting of the Boards of BGIF and MIP, and a combined fee of $250 for attendance at each meeting of a committee of the Boards. Furthermore, each Director is entitled to be reimbursed for all reasonable travel expenses incurred by him or her in connection with such meetings. Directors are not entitled to receive any retirement benefits or deferred compensation from the Company, MIP or any other investment company advised by BGFA (the "Fund Complex").

COMPENSATION TABLE

    The following table sets forth the compensation received by the Directors for their services to the Company and the Fund Complex during the most recent calendar year ended December 31, 2000.

Name and Position	Aggregate Compensation from the Company	Total Compensation from the Fund Complex
Jack S. Euphrat Director	$12,500	$25,000
R. Greg Feltus Director	$ 0	$ 0
W. Rodney Hughes Director	$12,500	$25,000
Leo Soong* Director	$10,678	$21,357
Richard K. Lyons** Nominee for Director	$0	$41,000

__________

* Appointed to the Boards of the Company and MIP on February 9, 2000.

** Serves as a Trustee for iShares Trust, a separate investment company advised by BGFA.

    A vote by you "FOR" the election of the Director nominee(s) identified above, will be treated as an instruction to vote "FOR" the same person(s) as Trustee(s) at the master level.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE "FOR" ALL NOMINEES

PROPOSAL 2 – CONVERTING THE INVESTMENT OBJECTIVE OF YOUR FUND(S) FROM FUNDAMENTAL TO NON-FUNDAMENTAL

    The investment objective of your Fund presently is fundamental and requires shareholder approval prior to any change. The Board recommends that you approve converting your Fund’s investment objective from fundamental to non-fundamental. If shareholders approve converting the Funds’ investment objectives from fundamental to non-fundamental, the Board would have the flexibility to reword the investment objectives in a way that more clearly explains the objective that the Fund is pursuing. The Board’s flexibility would also extend to changing the substance of the investment objective or the strategies being pursued. For a listing of each Fund’s current investment objective, please see Appendix B.

    The Board expects that you will benefit from this proposed change because it will enable the Board to revise your Fund’s investment objective without incurring the time and costs associated with a shareholder vote. The Board believes that this approach provides the Board the necessary flexibility to respond to changes in the marketplace and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry.

    In connection with the change of the Funds’ investment objectives from fundamental to non-fundamental, and as examples of the type of changes that are most likely to occur from time to time, the Board has approved changing the wording of the investment objectives of the LifePath Income Portfolio and the S&P 500 Stock Fund, subject to approval of this Proposal 2 by shareholders of the LifePath Income Portfolio and the S&P 500 Stock Fund.

    The LifePath Portfolios generally seek to provide long-term investors with an asset allocation strategy that is designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons, and this strategy would not change. The Board has approved changing the wording of the LifePath Income Portfolio’s investment objective as shown in the table below:

	Current Investment Objective	Proposed Investment Objective
LifePath Income Portfolio	LifePath Income Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) in the near future.	The LifePath Income Portfolio is managed for investors seeking income and moderate long-term growth of capital.

    The Board does not anticipate that the change will result in a material change in the level of investment risk associated with investment in the LifePath Income Portfolio or the manner in which the Portfolio is managed.

    The Board also has approved changing the investment objective of the S&P 500 Stock Fund as shown in the table below:

	Current Investment Objective	Proposed Investment Objective
S&P 500 Stock Fund	The S&P 500 Stock Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the S&P 500 Index.	The S&P 500 Stock Fund seeks to approximate as closely as practicable the capitalization-weighted total rate of return of the S&P 500 Index.

    The deletion of "before fees and expenses" would make the feeder fund’s objective identical to that of its corresponding Master Portfolio. This change would also provide the S&P 500 Stock Fund with the flexibility to make slight changes to its portfolio composition by overweighting and underweighting certain securities in an effort to more closely match the performance of the S&P 500 Index. The Board does not anticipate that the change will result in a material change in the portfolio composition or the level of investment risk associated with an investment in the S&P 500 Stock Fund.

    Because these changes are not considered material, the Company is not seeking shareholder approval separate and apart from the approval described in this Proposal 2. Accordingly, a vote "for" changing the investment objective of the LifePath Portfolio or the S&P 500 Stock Fund from fundamental to non-fundamental also will have the effect of a vote "for" changing the investment objective of the respective Portfolio/Fund in the non-material fashion discussed above. In contrast, the Board is proposing substantively changing the Bond Index Fund’s investment objective, as discussed in detail under Proposal 3 below, and is seeking shareholder approval separate and apart from the approval described in this Proposal 2.

    A vote by you "FOR" this proposal will be treated as an instruction to vote "FOR" the corresponding changes at the master level.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE "FOR" THIS PROPOSAL 2

PROPOSAL 3 – CHANGING THE BENCHMARK INDEX THAT THE BOND INDEX FUND TRACKS BY CHANGING THE INVESTMENT OBJECTIVE

    The Bond Index Fund’s investment objective sets forth the benchmark index that the Fund tracks as the Lehman Brothers Government/Credit Bond Index (the "Government/Credit Bond Index"). It is proposed that the Fund’s benchmark index be changed to the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") by changing the investment objective. This Proposal 3 is independent of Proposal 2.

    The Board is proposing changing the investment objective and, in turn, the benchmark index because the Adviser believes such change may provide the Fund with: (a) improved diversification across multiple sectors; (b) an improved risk/return profile; (c) improved tracking of the index; and (d) increased potential for new assets.

        (a) Improved Diversification. The Aggregate Bond Index is one of the most widely accepted benchmarks of bond market total return. It measures the total universe of investment-grade fixed income securities in the United States. In addition to the U.S. government, agency and corporate bonds that comprise the Government/Credit Bond Index, the Aggregate Bond Index includes mortgage-backed, asset-backed and commercial mortgage-backed securities, in each instance with maturities over 1 year. The Aggregate Bond Index includes over 6,000 issues – approximately 1,300 more than the Government/Credit Bond Index. On a capitalization weighted basis, the government/credit component represents only approximately 62% of the Aggregate Bond Index. The remaining 38% of the Aggregate Bond Index includes mortgage-backed securities (approximately 35%), asset-backed securities (approximately 1.9%) and commercial mortgage-backed securities (approximately 1.7%).

    An explanation of the types of bonds in the Aggregate Bond Index follows (the first two bullet points include types of bonds also in the Government/Credit Bond Index):

- U.S. government and agency bonds are obligations of the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.

- Corporate bonds are issued by businesses that want to borrow money for some purpose – often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. (Note: The Bond Index Fund currently invests, and expects to continue to invest, only in investment-grade corporate bonds, which are corporate bonds rated in one of the four highest rating categories by independent bond-rating agencies.)

- Mortgage-backed securities represent interests in underlying pools of mortgages. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae"; the Federal Home Loan Mortgage Corporation (FHLMC), often referred to as "Freddie Mac"; the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae"; and the Federal Housing Authority (FHA). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage securities issued by other government agencies or private corporations are not. Although the Government/Credit Bond Index includes FNMA and FHLMC debt instruments, they do not include mortgage-backed FNMAs and FHLMCs. Commercial mortgage-backed securities are securities that are secured or backed by mortgage loans on commercial properties. (Note: If Proposal 3 is approved by interestholders, the Bond Index Fund may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government.)

- Mortgage-backed securities risks – Investments in mortgage-backed securities are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment’s average life and yield.

- Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables. The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.

- Asset-backed securities risks – The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Mortgage-backed securities risks" above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Fund generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

        (b) Risk/Return Comparison. The Aggregate Bond Index has historically provided similar returns with less sensitivity to changes in interest rates than the Government/Credit Bond Index. The table below compares the performance of the Aggregate Bond Index with the Government/Credit Index for the 1, 3, 5 and 10 year periods ended June 30, 2001.

Average Annual Returns (As of June 30, 2001)
	Aggregate Bond Index	Government/Credit Bond Index
1 Year	11.23%	11.13%
3 Year	6.26%	5.99%
5 Year	7.48%	7.38%
10 Year	7.87%	7.93%

    The Aggregate Bond Index typically has a shorter duration than the Government/Credit Bond Index. For example, as of March 31, 2001, the effective duration of the Aggregate Bond Index was 4.57 years versus 5.58 years for the Government/Credit Bond Index. Typically, a fund with a shorter duration will be less sensitive to interest rate changes than a fund with a longer duration. Furthermore, the Aggregate Bond Index has a lower percentage of its assets invested in corporate bonds, which means it has less exposure to the credit risks associated with such investments.

        (c) Improved Tracking. If this proposal is approved, the Bond Index Fund will continue to use the sampling techniques it currently uses to replicate the total return performance of the Aggregate Bond Index. The sampling techniques utilized by the Fund are expected to be effective means of substantially duplicating the investment performance of the index. Securities are selected for investment by the Bond Index Fund in accordance with their relative proportion of the index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. However, the Fund is not expected to track the Aggregate Bond Index with the same degree of accuracy that complete replication of the index would provide. Historically, the corporate bond sector has been the largest source of tracking error for the Bond Index Fund because of the large number of issues. If this proposal is approved, the Bond Index Fund would reduce its investment in corporate bonds from approximately 41% to approximately 25% of its total assets. The Fund would invest approximately 35% of its total assets in mortgaged-backed securities, which are not a component of the Government/Credit Bond Index. Mortgage-backed securities typically are more closely trackable than corporate bonds because of the limited number of issues and lower disparity of returns.

        (d) Increased Potential for Assets. The Aggregate Bond Index is a more widely used benchmark for investors than the Government/Credit Bond Index. Accordingly, there may be greater potential interest by investors in investing in a bond index fund that tracks the Aggregate Bond Index rather than the Government/Credit Bond Index, and the resulting increase in assets could potentially promote greater economies of scale.

    In order to implement the proposed change in the Fund’s benchmark index, the Board is proposing that the Fund’s investment objective be amended to reflect the new benchmark index. The Board recommends that you approve changing the Bond Index Fund’s investment objective as shown in the table below:

	Current Investment Objective	Proposed Investment Objective
Bond Index Fund	The Bond Index Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Government/Credit Bond Index.	The Bond Index Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Aggregate Bond Index.

    If this Proposal 3 is approved by interestholders of the Bond Index Fund, it will be implemented regardless of whether Proposal 2 is approved by those same interestholders. Conversely, even if Proposal 2 is approved by the shareholders of the Bond Index Fund, this change will not be implemented unless Proposal 3 is also approved by those same shareholders.

    A vote by you "FOR" this proposal will be treated as an instruction to vote "FOR" the corresponding change to the investment objective of the Master Portfolio at the master level.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE "FOR" THIS PROPOSAL 3

PROPOSAL 4 – CHANGING THE ASSET ALLOCATION MODEL OF THE LIFEPATH PORFOLIOS TO INCREASE THE "NORMAL" EQUITY ALLOCATION PERCENTAGE

    Each LifePath Portfolio allocates its assets among different classes of investments depending on the time horizon of the specific Portfolio, according to an asset allocation model developed by BGFA. A Portfolio that has reached its time horizon normally invests a maximum of 20% of its assets in equity securities. BGFA’s investment professionals conduct ongoing research to evaluate the effectiveness of, and to enhance the asset allocation model and the model is continually refined. On August 21, 2001, BGFA proposed, and the Board of Directors approved, a change in the asset allocation model that will increase the "normal" equity asset allocation percentage from 20% to approximately 35% for each LifePath Portfolio that has reached its time horizon. The proposed change represents a material increase in the equity exposure to, and risk characteristics of, the LifePath Portfolios that have reached their time horizons.

    The Board approved this change in recognition of the fact that investors in the LifePath Portfolios that have reached their time horizons appear to have longer time horizons than originally anticipated, and investors in such Portfolios, in addition to income, may need more capital appreciation opportunities. This change also will make the asset allocation more consistent with pension plans that distribute benefits over time to retirees. The proposed change is designed to give flexibility to BGFA to invest such Portfolios’ assets in equity securities with the expectation of increasing potential returns and capital appreciation, and decreasing the possibility that shareholders will outlive their savings.

    Although your Board is not required to obtain shareholder approval to institute this change, the Board decided to submit this change to the shareholders of the LifePath Income and the LifePath 2010 Portfolios only for approval because the proposed change will materially increase the equity exposure of these LifePath Portfolios. Because the other LifePath Portfolios already may invest up to 100% of their assets in equity securities, this change is not expected to materially affect the asset composition or risk characteristics of these Portfolios for some time. This change will not be implemented for any LifePath Portfolio, however, unless shareholders of both the LifePath Income and the LifePath 2010 Portfolios approve it.

    A vote by you "FOR" this proposal will be treated as instructions to vote "FOR" the corresponding change to the asset allocation model of the Master Portfolios at the master level.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE "FOR" THIS PROPOSAL 4

PROPOSAL 5 – AMENDING CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT POLICIES AND CONVERTING CERTAIN OTHERS TO NON-FUNDAMENTAL INVESTMENT POLICIES

    The 1940 Act requires investment companies (such as the Company) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of BGFA, as the investment adviser to the Master Portfolios in which these Funds invest.

    Since the Company’s incorporation in 1992, some of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, the Funds continue to be subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Board of Directors has authorized the submission to the Funds’ shareholders for their approval, and recommend that shareholders approve the amendment and/or reclassification of certain of the Funds’ fundamental policies.

    The proposed amendments would:

1. simplify, streamline, and create more flexibility, as well as standardize the fundamental policies that are required to be stated under the 1940 Act; and

2. reclassify as non-fundamental operating policies those fundamental policies that are not required to be fundamental under the 1940 Act.

    By reducing the number of policies that can be changed only by shareholder vote, the Board believes that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board also believes that the investment adviser’s ability to manage the Funds’ assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

    The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Company to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to legal, regulatory, market or technical changes. The proposed changes will not affect the Funds’ investment objectives. Although the proposed changes in the fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Funds or the manner in which the Funds are managed.

    Each Proposal will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting shares of the Company as defined in the 1940 Act. (See "General Voting Information" above.)

    Comparison of the Current and Proposed Policies.

    The table below sets forth a side-by-side comparison of each Fund’s current and proposed fundamental investment policies. After each proposed policy is a commentary that describes the proposed policy and explains the significance of the proposed change to the Funds. The Board does not anticipate that approving these changes will result in a material change in the way the Company operates the Funds at the present time.

CURRENT FUNDAMENTAL INVESTMENT POLICY	PROPOSED FUNDAMENTAL INVESTMENT POLICY
Proposal 5(A): Industry Concentration:

Non-LifePath Funds(1):

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund’s investments in that industry would be 25% or more of the current value of such Fund’s total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the S&P 500 Stock Fund, and the stock portion of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Asset Allocation Fund, the Fund will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); (iii) in the case of the Bond Index Fund, any industry in which the Lehman Brothers Government/Corporate Bond Index (the "LB Bond Index") becomes concentrated to the same degree during the same period; and (iv) in the case of the money market portion of the Asset Allocation Fund, its money market instruments may be concentrated in the banking industry (but will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that a Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard for the limitations set forth in this paragraph.

LifePath Portfolios:

The Fund may not invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

All Funds:

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in collateralized repurchase agreements, and provided further that: (a) the S&P 500 Stock Fund, the stock portion of the Asset Allocation Fund and the Bond Index Fund reserve the right to concentrate in any industry in which the index that each respective Fund tracks becomes concentrated to the same degree during the same period, and (b) the Institutional Money Market Fund, the Money Market Fund and the money market portion of the Asset Allocation Fund reserve the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff).

Commentary:

The Board recommends the amended investment policy for improved clarity and uniformity among the Company’s Funds, while maintaining the Fund-specific exceptions to the industry concentration restriction that are necessary for certain Funds. In addition, the amended policy also clarifies that each Fund may invest in collateralized repurchase agreements without violating this restriction.

Proposal 5(B): Diversification

Non-LifePath Funds:

The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

LifePath Portfolios:

The Fund may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

The Fund may not hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets.

All Funds:

The Fund may not purchase the securities of any single issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Commentary:

The Board recommends the amended investment policy for improved clarity and uniformity among the Company’s Funds. Applying the 10% of outstanding voting securities restrictions to 75%, rather than 100%, of the Fund’s total assets is consistent with industry practices and consistent with the 1940 Act’s definition of a "diversified" investment company.

Proposal 5(C): Borrowing Money and

Proposal 5(D): Issuing Senior Securities

Non-LifePath Funds:

The Fund may not borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

LifePath Portfolios:

The Fund may not borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Fund’s or Master Portfolio’s entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio as described in prospectus.

The Fund may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in investment restriction nos. 3 and 5 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the Securities and Exchange Commission.

All Funds:

The Fund may not borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

Commentary:

The Board recommends the amended investment policy for improved clarity and uniformity among the Company’s Funds. This policy provides the Funds with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding restrictions on borrowing money and on issuing senior securities, without incurring the costs of soliciting a shareholder vote.

Proposal 5(E): Lending

Non-LifePath Funds:

The Fund may not make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

LifePath Portfolios:

The Fund may not make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Board of Directors of the Company.

All Funds:

The Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Commentary:

The Board recommends the amended investment policy for improved clarity and uniformity among the Company’s Funds. This policy provides the Funds with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding lending, without incurring the costs of soliciting an shareholder vote. In addition, the amended policy clarifies that lending securities and entering into repurchase transactions will not be considered a loan for purposes of any Fund’s application of this restriction.

Proposal 5(F): Underwriting

Non-LifePath Funds:

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

LifePath Portfolios:

The Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

All Funds:

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

Commentary:

The Board recommends the amended investment policy for improved clarity and uniformity among the Company’s Funds.

Proposal 5(G): Investments in Real Estate

Non-LifePath Funds:

The Fund may not purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

LifePath Portfolios:

The Fund may not purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

All Funds:

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commentary:

The Board recommends the amended investment policy for improved clarity and uniformity among the Company’s Funds.

Proposal 5(H): Investments in Commodities and Commodity Contracts

Non-LifePath Funds:

The Fund may not purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Funds may enter into futures and options contracts in accordance with their respective investment policies.

LifePath Portfolios:

The Fund may not invest in commodities, except that each Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

All Funds:

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Commentary:

The Board recommends the amended investment policy for improved clarity and uniformity among the Company’s Funds. In addition, the amended policy clarifies that currency is not considered a commodity for purposes of this restriction.

Proposal 5(I): Convert Fundamental Policies of Funds to Non-Fundamental Policies

Non-LifePath Funds:

5(I)(i): The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

5(I)(ii): The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

Institutional Money Market Fund and Money Market Fund (the "Money Market Funds"):

5(I)(iii): The Fund may not make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

5(I)(iv): The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

LifePath Portfolios:

5(I)(v): The Fund may not purchase securities on margin, but each Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

All Funds:

Convert to non-fundamental investment policies of the respective Funds.

Commentary:

Because these policies are no longer required to be fundamental, the Board recommends converting each of these fundamental policies to a non-fundamental investment policy of the respective Funds. This will give the Board the flexibility to change each of these investment policies in the future with only Board approval.

(1) The term "Non-LifePath Funds" refers to the Asset Allocation, Bond Index, Institutional Money Market, Money Market and S&P 500 Stock Funds.

    A vote by you "FOR" these proposals will be treated as instructions to vote "FOR" the corresponding changes to the investment policies of the Master Portfolios at the master level.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE "FOR" THESE PROPOSALS

PROPOSAL 6 – REDOMICILING THE COMPANY AS A DELAWARE BUSINESS TRUST AND THEREAFTER DISSOLVING THE MARYLAND CORPORATION

    The Board of Directors has approved a plan to redomicile the Company from a Maryland Corporation to a Delaware business trust. The purpose of the redomiciling is to provide increased flexibility in the business structure of the Company. The "move" to Delaware would be largely on paper; your Fund would continue to operate as it currently does. To proceed with the redomiciling, we need shareholder approval of the plan of reorganization, which includes the dissolution of the current legal entity after the reorganization occurs. The next few pages of this proxy statement discuss the details of the redomiciling plan.

    Introduction. Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund’s existence and operation. State law and each fund’s governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow.

    The Company currently is organized as a Maryland corporation. The Board has approved an Agreement and Plan of Reorganization (the "Plan"), which provides for a series of transactions to convert each Fund of the Company (each, a "Current Fund") to a corresponding series (each, a "New Fund") of a newly created open-end, management investment company organized as a business trust (the "New Trust") under the Delaware Business Trust Act. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund’s assumption of all the Current Fund’s liabilities (collectively, the "Redomiciling"). A form of the Plan relating to the proposed Redomiciling is included as Appendix C. If this Proposal 6 is not approved by the Company’s shareholders, the Company will continue to operate as a Maryland corporation.

    The Redomiciling is being proposed primarily to provide the Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomiciling will be substantially similar to those of its predecessor Current Fund. All of the New Funds will conform to the changes proposed in the proxy statement, to the extent that the proposals are approved. Finally, as described below, the New Trust’s Agreement and Declaration of Trust ("Declaration of Trust") will differ from the Company’s Restated Articles of Incorporation ("Charter") in certain respects that are expected to improve the efficiency of the Company’s and each New Fund’s operations.

    Reasons for the Redomiciling. The Company’s Board of Directors believes that the Delaware business trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware business trust organizational form has been increasingly used by other investment companies.

    The Delaware business trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its charter. A Delaware business trust is subject to fewer statutory requirements and so is governed primarily by the terms of a trust instrument. In particular, the New Trust will have greater flexibility to conduct business without the need for expensive proxy solicitations. For example, under Maryland corporation law, amendments to a corporation’s charter or liquidation of series would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust provides otherwise, amendments to it or a liquidation of a series may be made by its board of trustees without obtaining shareholder approval. In addition, unlike Maryland corporation law, which restricts the delegation of a board of directors’ functions, Delaware law permits the board of trustees of a Delaware business trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware business trust may delegate the responsibility of declaring dividends to board committees or to appropriate officers. Finally, Delaware law permits the board of trustees to adapt a Delaware business trust to future contingencies. For example, the board of trustees may, without a shareholder vote, change a Delaware business trust’s domicile or organizational form. In contrast, under Maryland corporation law, a company’s board of directors is required to obtain shareholder approval prior to changing domicile or organizational form.

    The Redomiciling will also have certain other effects on the Company, its shareholders and management, which are described below under the heading "How the New Trust Will Compare to the Company."

    What the Proposed Redomiciling Will Involve. To accomplish the Redomiciling, the New Trust has been formed as a Delaware business trust pursuant to its Declaration of Trust, and each New Fund has been established as a series of the New Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the New Fund in exchange solely for a number of full and fractional shares of the shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund’s assumption of the Current Fund’s liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated.

    The obligations of the Company and the New Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomiciling by action of the Board, notwithstanding the approval of the Plan by the shareholders of the Company. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. The Company and the New Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

    As a result of the Redomiciling, each shareholder of a Current Fund will become a shareholder of the corresponding New Fund of the New Trust and will hold, immediately after the closing of the Redomiciling (the "Closing"), shares of the designated class of the corresponding New Fund with a total dollar value equal to the total dollar value of the shares of the Current Fund that the shareholder held immediately before the Closing. The proposed Redomiciling will not affect the net asset value of any class of shares of the New Funds.

    Following the Redomiciling, each New Fund will pursue investment objectives and principal investment strategies that are identical to those of its corresponding Current Fund. Each New Fund will have plans, agreements, service providers and fee schedules that are identical to the existing plans, agreements, service providers and fee schedules applicable to the Current Fund. Any account options or privileges on accounts of shareholders of the Current Funds will be replicated in their New Fund account. After completion of the Redomiciling, the Company will be dissolved as a Maryland corporation. A vote to approve the Redomiciling will be deemed to be a vote to approve the dissolution of the Company.

    Federal Tax Consequences of the Redomiciling. The Company and the New Trust will receive an opinion of Morrison & Foerster, LLP to the effect that the Redomiciling will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for federal income tax purposes as a result of the Redomiciling. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomiciling in light of their individual circumstances and as to state and local consequences, if any.

    Appraisal Rights. Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomiciling.

    How the New Trust Will Compare with the Company

    Structure of the New Trust. The New Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The New Trust has established series corresponding to and having identical designations as the series portfolios of the Company. Each New Fund will have the same investment objectives, policies and restrictions as its predecessor Current Fund, except that the New Funds’ fundamental restrictions will conform to the changes proposed in this proxy statement, assuming approval of each by the shareholders. If any of the proposals in this proxy statement are not approved by shareholders, the New Funds affected by the non-approval will continue to operate as do the corresponding Current Funds.

    As a Delaware business trust, the New Trust’s operations are governed by its Declaration of Trust and By-Laws and applicable Delaware law rather than by the Company’s Charter and By-Laws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the New Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

    Trustees and Officers of the New Trust. Subject to the provisions of the Declaration of Trust, the business of the New Trust will be managed by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the Trustees are substantially the same as those of the Directors of the Company.

    The Trustees of the New Trust would be those persons who currently serve as Directors of the Company, including the nominees for Director that do not currently serve as Directors of the Company if they are elected by the shareholders as proposed in Proposal 1. The current officers of the Company will be elected to serve as officers of the New Trust and will perform the same functions on behalf of the New Trust following the Redomiciling that they now perform on behalf of the Company.

    Shares of the New Trust. The beneficial interests in the New Funds will be represented by transferable shares, without par value. Shareholders do not have the right to demand or require the New Trust to issue share certificates, although the New Trust, in its sole discretion, may issue them. The Trustees have the power under the Declaration of Trust to establish new series and classes of shares; the Company’s Directors currently have a similar right. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of each class and series. The Company is authorized to issue only the number of shares specified in the Charter and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

    Certain of the Funds offer two classes of shares. The New Trust has established for each New Fund the same classes that currently exist for its predecessor Current Fund. Except as discussed in this proxy statement, shares of each class of the New Funds will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Funds.

    Shareholder Voting Rights. The New Trust, like the Company, will operate as an open-end, management investment company registered with the SEC under the 1940 Act. As permitted by SEC rules, the New Trust will adopt the registration statement of the Company. Shareholders of the New Funds will continue to have the power to vote at special meetings with respect to, among other things, changes in fundamental restrictions and policies of the New Funds; approval of certain changes to investment advisory contracts and plans of distribution; and other matters as required by the 1940 Act.

    Under Maryland law, shareholders of the Company have a statutory right to vote on a variety of matters, including: the substantive amendment or complete restatement of the Company’s Charter; generally, a consolidation, merger, or share exchange involving the Company or a transfer of the Company’s assets not in the ordinary course of business; and the voluntary or, in some cases, involuntary dissolution of the Company. The shareholders of the New Trust will have only the voting powers expressly granted under the 1940 Act or under Delaware law applicable to business trusts. Although shareholder voting rights are generally more limited under the Delaware business trust structure, the Board believes shareholders will benefit from the change because the more flexible structure allows the Board to take certain actions that it believes benefit shareholders without being deterred by the cost of a shareholder proxy.

    Dollar-Based Voting. As a result of the Redomiciling, shareholder voting rights will become "dollar-based," which means that shareholders’ voting rights will be proportionate to their economic interests in the New Trust. Current Fund shareholders are entitled to one vote for each share that they own. However, a "share-based" system can be inequitable in that the owners of lower-priced shares have more votes per dollar than the owners of higher-priced shares. The share prices of the Company’s Current Funds inevitably diverge over time due to their different investment programs and different starting points (e.g., money market funds at $1.00 per share). Similarly, the share prices of a Current Fund’s different share classes may deviate over time because of their different expense structures. These discrepancies would be eliminated by moving to a dollar-based voting structure.

    Removal of Officers and Directors. The Company’s Charter permits removal of a Director prior to the expiration of his or her term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of Directors. Under the Declaration of Trust, a Trustee may be removed by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, or by the affirmative vote of holders of two-thirds of the New Trust’s outstanding shares at a special meeting called for that purpose.

    Shareholders’ Rights of Inspection. Maryland law provides generally that persons who have been shareholders of record for six months or more and who own of record at least 5% of a Current Fund’s outstanding shares of any class may inspect that Current Fund’s books of account and stock ledger. Under the New Trust’s Declaration of Trust, New Fund shareholders who have held shares of record for at least six months and who hold at least 5% of the outstanding shares of any class of a New Fund are permitted, upon written request, to inspect a list of the shareholders of that Fund.

    Shareholder Liability. Maryland law provides that a shareholder is not obligated to a corporation with respect to the stock held therein, except to the extent that: (1) the subscription price or other agreed consideration for the stock has not been paid (subject to limited exceptions); (2) the shareholder knowingly accepted an illegal distribution; or (3) the shareholder is subject to any liability imposed by law upon the dissolution, voluntary or involuntary, of the corporation.

    Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the New Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Declaration of Trust provides that if any shareholder is exposed to liability by reason of a claim or demand relating solely to his being or having been a shareholder, and not because of his acts or omissions, the shareholder shall be entitled to be held harmless from and indemnified out of the assets of the New Trust against all loss and expense arising from such claim or demand.

    Liability of Directors and Trustees. The Company’s Charter limits the liability of and indemnifies its present and past Directors and Officers to the maximum extent permitted by Maryland law and the 1940 Act. Directors may be personally liable to the Company by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as directors. In the event of any litigation or other proceeding against a Director or Officer of the Company, Maryland law permits the Company to indemnify the Director or Officer for certain expenses and to advance money for such expenses unless (a) it is established that the act or omission of the Director or Officer was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the Director or Officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the Director or Officer had reasonable cause to believe the act or omission was unlawful.

    The Declaration of Trust provides indemnification for current and former trustees, officers, employees and agents of the New Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the New Trust may be personally liable to the New Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

    Amendment of Charter and Declaration of Trust. Under the Company’s Charter and Maryland law, the Charter may be amended upon (a) adoption by the Board of a resolution setting forth the proposed amendment and declaring that such amendment is advisable; and (b) approval of such resolution by the holders of a majority of the Company’s outstanding shares. The Declaration of Trust may be amended by a majority of the Trustees without any shareholder vote, except that the shareholders will have the right to vote on any amendment that adversely affects their voting rights, that is required to have shareholder approval by law or by the New Trust’s registration statement, or that is submitted to the shareholders by the Trustees.

    The foregoing is only a summary of certain differences between and among the Company’s Charter and Bylaws and Maryland law and the New Trust’s Declaration of Trust and Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Charter and Bylaws of the Company, and of the New Trust’s Declaration of Trust and the Bylaws are available to shareholders without charge upon written request to the Company or the New Trust at 111 Center Street, Little Rock, Arkansas 72201.

    When the Redomiciling will be Implemented. Assuming shareholders approve the Redomiciling, the Company currently contemplates that the Redomiciling will close by the end of December 2001.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE "FOR" THIS PROPOSAL 6

IV. General Information

    Other Business at the Meeting.

    The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. However, if any other matters come before the Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the proposals, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Ballot.

    If you do not plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy ballot promptly. Even if you do plan to attend the Meeting, please so note where provided and return the proxy ballot promptly.

    Future Shareholder Proposals.

    Pursuant to rules adopted by the SEC under the Securities Exchange Act of 1934 ("1934 Act"), investors may request inclusion in the Board’s proxy statement for future shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in Company’s proxy statement and is subject to limitations under the 1934 Act. Because the Company does not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

    Executive Officers of the Company.

    The following table provides information with respect to the executive officers of the Company. Each executive officer is elected by Board and serves until his successor is chosen and qualified or until his resignation or removal by the Board.

Name, Address and Age	Position	Principal Occupation During Past Five Years
R. GREG FELTUS, 50 Stephens Inc. 111 Center Street, Suite 300 Little Rock, AR 72201	Trustee, Chairman and President	Executive Vice President of Stephens Inc.; President of Stephens Insurance Services, Inc.; President of Investors Brokerage Insurance Inc.; and Manager of Private Client Group.
RICHARD H. BLANK, Jr., 45 Stephens Inc. 111 Center Street, Suite 300 Little Rock, AR 72201	Chief Operating Officer, Secretary and Treasurer	Vice President of Stephens Inc.; Director of Stephens Sports Management Inc.; and Director of Capo Inc.

    Share Ownership by the Directors.

    As of December 31, 2000, Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

    Substantial Shareholders

As of September 7, 2001, the shareholders identified below were known by the Company to own 5% or more of the outstanding shares of each of the Funds listed below and in the following capacity:

Name and Address of Shareholder*	Type of Ownership	Percentage of Fund
__________________ __________________ __________________	Record	[___%]

_______________

* As of the close of business on September 7, 2001, the officers and Directors of BGIF as a group beneficially owned less than 1% of the outstanding share of the Company.

    Investment Adviser

    BGFA serves as investment adviser to each Master Portfolio corresponding to a Fund listed in Appendix A to this Proxy Statement. The principal business address of BGFA is 45 Fremont Street, San Francisco CA 94105. BGFA is a wholly owned subsidiary of BGI. As of March 31, 2001, BGFA and its affiliates provided investment advisory services for approximately $742 billion of assets.

    Other Service Providers

    Each Fund has entered into administration agreements between such Fund and BGI and Stephens Inc. (in such capacity, and collectively the "Co-Administrators"). BGI’s principal business address is 45 Fremont Street, San Francisco CA 94105.

    The principal address of Stephens Inc. is 111 Center Street, Little Rock, AR 72201. Stephens Inc. also serves as the principal underwriter to each Fund.

    Independent Auditors. KPMG LLP ("KPMG"), Three Embarcadero Center, San Francisco, California 94111, served as independent accountants for the Company from the Company’s commencement of operations until May 31, 2001 when KPMG resigned as the Company’s independent auditors. KPMG’s reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding KPMG’s resignation and from February 28, 2001 through the date of KPMG’s resignation, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A letter from KPMG regarding the resignation is included as Appendix D.

    On August 21, 2001, the Audit Committee of the Board of Directors of the Company, consisting of all the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) selected PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, as the new independent auditors for the Funds. The selection of PwC was approved by all the Directors.

   Solicitation of Proxies and Payment of Expenses

    Shareholders may vote by (1) mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) telephone, by calling [__________ toll-free at __________ from ____ a.m. to ____ p.m. (Pacific time)]; (3) telefacsimile, by marking, signing, dating and faxing the enclosed Proxy Ballot to [________ at __________]; or (4) internet, by logging on to www.         .com and following the instructions on the website. [________] has been retained by the Company to assist in both the tabulation and solicitation of proxy votes for the proposals.

    The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by BGI in its capacity as co-administrator. Therefore, shareholders of the Funds will not incur any additional expenses as a result of this proxy solicitation. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telefacsimile or other electronic means by officers of the Company, personnel of BGFA or Stephens Inc., or an agent of the Company, such as [________].

    As the date approaches, certain shareholders of the Funds may receive a telephone call from [a representative of ________] if their votes have not yet been received. Authorization to permit [________] to execute proxies may be submitted by telephonic instructions from shareholders of the Funds. Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is submitted, the [________] representatives are required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to [________] by the Company, then the [________] representative has the responsibility to explain the process, read the proposal on the proxy ballot, and ask for the shareholder’s instructions on the proposals.

    The [________] representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to any shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement or in any additional soliciting materials. [________] will record the shareholder’s instructions on the card. Within 72 hours, but in any event before the Meeting, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call [________] immediately if his or her instructions are not correctly reflected in the confirmation. If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy ballots, they may contact [________ toll-free at __________]. Shareholders may give a proxy by telephone at any time before ____ p.m. Pacific Time on ______, 2001. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Meeting.

    SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

____________________________

Richard H. Blank, Jr
Secretary
Dated: ______, 2001

APPENDIX A

BARCLAYS GLOBAL INVESTORS FUNDS

The following list sets forth the number of issued and outstanding shares for each Fund as of September 7, 2001, the Record Date.

Fund	Shares Outstanding as of 9/7/2001
Asset Allocation	[_____]
Bond Index	[_____]
Institutional Money Market	[_____]
LifePath Income (formerly LifePath 2000)	[_____]
LifePath 2010	[_____]
LifePath 2020	[_____]
LifePath 2030	[_____]
LifePath 2040	[_____]
Money Market	[_____]
S&P 500 Stock	[_____]

APPENDIX B

Fund	Investment Objective
Asset Allocation	The Fund seeks a high level of long-term total return, consisting of capital appreciation and current income, consistent with a reasonable level of risk.
Bond Index	The Fund seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of the US market for issued and outstanding US government and high-grade corporate bonds as measured by the Lehman Brothers Government/Corporate Bond Index.
Institutional Money Market	The Fund seeks a high level of income consistent with liquidity and the preservation of capital.
LifePath Income (formerly LifePath 2000) LifePath 2010 LifePath 2020 LifePath 2030 LifePath 2040	Each Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. Each Fund has its own time horizon which affects the acceptable risk level of the Fund and, in turn, its asset allocation.

Specifically:

LifePath Income Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investments) approximately in the year 2000.

LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investments) approximately in the year 2010.

LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investments) approximately in the year 2020.

LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investments) approximately in the year 2030.

LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investments) approximately in the year 2040.

Money Market	The Fund seeks a high level of income consistent with liquidity and the preservation of capital.
S&P 500 Stock	The Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the S&P 500 Index.

APPENDIX C

PROPOSED FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

    AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of [__________], 2001, is entered into by and between Barclays Global Investors Funds, Inc. (the "Company"), a Maryland corporation, acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [New Trust], a Delaware business trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement.

BACKGROUND

    The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in ten separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

    The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B and is referred to in this Agreement as a "Current Fund Class."

    The Company desires to change its form and place of organization by redomiciling as the Trust. In anticipation of such redomiciling (the "Redomiciling"), the Board of Trustees of the Trust has established ten series portfolios corresponding to the Current Funds (each a "New Fund") and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

    The Redomiciling will occur through the transfer of all of the assets of each Current Fund to the corresponding New Fund. In consideration of its receipt of these assets, each New Fund will assume all of the liabilities of the corresponding Current Fund and will issue to the Current Fund shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Redomiciling (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to its shareholders.

    The Redomiciling is subject to, and shall be effected in accordance with, the terms of this Agreement. The parties intend that the Redomiciling with respect to each Current Fund and the corresponding New Fund qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each such Current Fund and the corresponding New Fund be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Redomiciling.

    NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

    1. DEFINITIONS

    Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background of this Agreement. In addition, the following terms shall have the following meanings:

    1.1 "ASSETS" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund’s books and other property owned by a Current Fund at the Effective Time.

    1.2 "CLOSING" shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections 2.1 and 2.2 of this Agreement, together with the related acts necessary to consummate the Redomiciling, to occur on the date set forth in Section 3.1.

    1.3 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    1.4 "CURRENT FUND" shall mean each of the Company’s series portfolios listed on Schedule A.

    1.5 "CURRENT FUND CLASS" shall mean each class of common stock of the Company representing an interest in a Current Fund as listed on Schedule B.

    1.6 "CURRENT FUND SHARES" shall mean the shares of the Current Funds outstanding immediately prior to the Redomiciling.

    1.7 "EFFECTIVE TIME" shall have the meaning set forth in Section 3.1.

    1.8 "LIABILITIES" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable at the Effective Time and whether or not specifically referred to herein.

    1.9 "NEW FUND" shall mean each of the series portfolios of the Trust, each of which shall correspond to one of the Current Funds as shown on Schedule A.

    1.10 "NEW FUND CLASS" shall mean each class representing an interest in a New Fund, each of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

    1.11. "NEW FUND SHARES" shall mean those shares of beneficial interest in a New Fund, issued to a Current Fund in consideration of the New Fund’s receipt of the Current Fund’s Assets.

    1.12 "REGISTRATION STATEMENT" shall have the meaning set forth in Section 5.4.

    1.13. "RIC" shall mean a regulated investment company under Subchapter M of the Code.

    1.14 "SEC" shall mean the Securities and Exchange Commission.

    1.15 "SHAREHOLDER(S)" shall mean a Current Fund’s shareholder(s) of record, determined as of the Effective Time.

    1.16 "SHAREHOLDERS MEETING" shall have the meaning set forth in Section 5.1.

    1.17 "TRANSFER AGENT" shall have the meaning set forth in Section 2.2.

    1.18 "1940 ACT" shall mean the Investment Company Act of 1940, as amended.

    2. PLAN OF REORGANIZATION

        2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

        (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares for each New Fund Class designated in Schedule B equal to the number of full and fractional Current Fund Shares for each corresponding Current Fund Class designated in Schedule B that are issued and outstanding immediately prior to the Effective Time; and

        (b) to assume all of the Current Fund’s Liabilities.

    Such transactions shall take place at the Closing.

        2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to paragraph 5.2 shall be redeemed by each New Fund for $1.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to paragraph 2.1 to the Current Fund’s Shareholders in exchange for such Shareholders’ Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund’s share transfer books in the Shareholders’ names and transferring New Fund Shares to such accounts. Each Shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, if any, shall simultaneously be deemed to have been redeemed by the Company. The Trust shall not issue certificates representing the New Fund Shares in connection with the Redomiciling. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Redomiciling.

        2.3 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 2.2, the Company shall dissolve its existence as a corporation under Maryland law.

        2.4 Any transfer taxes payable on the issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

        2.5 Any reporting responsibility of the Company or each Current Fund to a public authority is, and shall remain, its responsibility up to and including the date on which it is terminated.

            3. CLOSING

            3.1 The Closing shall occur at the principal office of the Company on [__________], 2001, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company’s and the Trust’s close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

            3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities transferred by the Current Funds to the New Funds, as reflected on the New Funds’ books immediately following the Closing, does or will conform to such information on the Current Funds’ books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or a provision for payment has been made.

            3.3 The Company’s transfer agent shall deliver to the Trust’s transfer agent at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company’s Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund’s share transfer books of accounts in the Shareholders’ names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as the other party or its counsel may reasonably request.

            3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or the Chief Operating Officer in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

                4. REPRESENTATIONS AND WARRANTIES

                4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

                (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and its Charter is on file with the Maryland Department of Assessments and Taxation;

                (b) The Company is duly registered as an open-end series management investment company under the 1940 Act and such registration is in full force and effect;

                (c) Each Current Fund is a duly established and designated series of the Company;

(                 d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power and authority to sell, assign, transfer and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

                (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

                (f) Each Current Fund has qualified as a RIC in respect of each taxable year since the commencement of its operations, qualifies as a RIC in its current taxable year, and shall continue to so qualify as a RIC through and until the Effective Time;

                (e) The Company has timely filed the tax returns of each Current Fund, for all taxable years to and including the Current Fund’s most recent taxable year required to be filed on or before the date of this Agreement, and has paid all taxes payable pursuant to such returns. To the knowledge of the Company, no such return has been or is currently under audit and no assessment has been asserted with respect to such returns. The Company will file the tax returns of each Current Fund for all taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

                4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund, as follows:

                (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

                (b) At the Effective Time, the Trust will succeed to the Company’s registration statement filed under the 1940 Act with the SEC and thus will become duly registered as an open-end management investment company under the 1940 Act;

                (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

                (d) No New Fund has commenced operations nor will any New Fund commence operations until after the Closing;

                (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in paragraph 5.2;

                (f) The New Fund Shares to be issued and delivered to the corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and non-assessable;

                (g) Each New Fund will qualify as a RIC in respect of its taxable year in which the Redomiciling occurs;

                    5. COVENANTS

                    5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its Shareholders (the "Shareholders Meeting") to consider and act on this Agreement. The Board of Directors of the Company shall recommend that Shareholders approve this Agreement and the transactions contemplated by this Agreement. Approval by Shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

                    5.2 The Trust’s trustees shall authorize the issuance of, and each New Fund shall issue, prior to the Closing, one New Fund Share in each New Fund Class of each New Fund that corresponds to a Current Fund Class to Stephens Inc., the Current Funds’ distributor and co-administrator, in consideration of the payment of $1.00 per share for the purpose of enabling Stephens Inc. to elect the Company’s directors as the Trust’s trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust’s trustees or shareholders), to ratify the selection of the Trust’s independent accountants and to vote on the matters referred to in Section 5.3.

                    5.3 Prior to the Closing, the Trust (on its own behalf of and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into an Co-Administration Agreement, Distribution Agreement, Shareholder Servicing Agreement, Custody Agreements and a Transfer Agency and Service Agreement; shall adopt service plans pursuant to Rule 12b-1 of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund’s operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust’s trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by Stephens Inc. as the sole shareholder of each New Fund.

                    5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Redomiciling and (ii) pursuant to which the Trust adopts such Registration Statement, as so amended, as its own, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

                        6. CONDITIONS PRECEDENT

        The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

                        6.1 The Shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

                        6.2 All necessary filings shall have been made with the SEC and state securities authorities and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders and permits of federal, state and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

                        6.3 The Company and the Trust shall have received an opinion of Morrison & Foerster LLP, addressed to the Company and the Trust in form and substance reasonably satisfactory to them, based upon representations made in certificates provided by the Company and the Trust, their affiliates and/or principal shareholders and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes the Redomiciling with respect to each New Fund and the corresponding Current Fund will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and such New Fund and the corresponding Current Fund will each be a "party to a reorganization", within the meaning of Section 368(b) of the Code, with respect to the Redomiciling.

                        6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

                            At any time prior to the Closing, any of the foregoing conditions (except those set forth in Section 6.1) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund’s shareholders.

                      7. EXPENSES

    Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

                      8. ENTIRE AGREEMENT

        Neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties.

                      9. AMENDMENT

    This Agreement may be amended, modified or supplemented at any time, notwithstanding its approval by the Company’s Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders’ interests.

                      10. TERMINATION

    This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company’s Shareholders:

                                        10.1 By either the Company or the Trust (a) in the event of the other party’s material breach of any representation, warranty or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before [February 28, 2002]; or

                                        10.2 By the parties’ mutual agreement.

    Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

                     11. MISCELLANEOUS

                                                11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

                                                11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

                                                11.3 The execution and delivery of this Agreement have been authorized by the Trust’s trustees and this Agreement has been executed and delivered by authorized officers of the Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the Trust personally, but shall bind only the assets and property of the New Funds, as provided in the Trust’s Agreement and Declaration of Trust.

                IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

BARCLAYS GLOBAL INVESTORS FUNDS, INC. on behalf of each of its series listed in Appendix A

ATTEST:

____________________________                                By:_________________________

Richard H. Blank, Jr.                                                           R. Greg Feltus
Secretary                                                                                   President

[NEW TRUST] on behalf of each of its series listed in Appendix A

ATTEST:

____________________________                                          By:_________________________

Richard H. Blank, Jr.                                                                     R. Greg Feltus
Secretary                                                                                             President

SCHEDULE A

Series of Barclays Global Investors Funds, Inc. (each, a "Current Fund")	Corresponding Series of [New Trust] (each, a "New Fund")
Asset Allocation Fund	Asset Allocation Fund
Bond Index Fund	Bond Index Fund
Institutional Money Market Fund	Institutional Money Market Fund
LifePath Income Portfolio	LifePath Income Portfolio
LifePath 2010 Portfolio	LifePath 2010 Portfolio
LifePath 2020 Portfolio	LifePath 2020 Portfolio
LifePath 2030 Portfolio	LifePath 2030 Portfolio
LifePath 2040 Portfolio	LifePath 2040 Portfolio
Money Market Fund	Money Market Fund
S&P 500 Stock Fund	S&P 500 Stock Fund

SCHEDULE B

Class(es) of Each Current Fund	Corresponding Class(es) of Each New Fund
Asset Allocation Fund Single Unnamed Class	Asset Allocation Fund Single Unnamed Class
Bond Index Fund Single Unnamed Class	Bond Index Fund Single Unnamed Class
Institutional Money Market Fund Class D Class I	Institutional Money Market Fund Class D Class I
LifePath Income Portfolio Class I Class R	LifePath Income Portfolio Class I Class R
LifePath 2010 Portfolio Class I Class R	LifePath 2010 Portfolio Class I Class R
LifePath 2020 Portfolio Class I Class R	LifePath 2020 Portfolio Class I Class R
LifePath 2030 Portfolio Class I Class R	LifePath 2030 Portfolio Class I Class R
LifePath 2040 Portfolio Class I Class R	LifePath 2040 Portfolio Class I Class R
Money Market Fund Single Unnamed Class	Money Market Fund Single Unnamed Class
S&P 500 Stock Fund Single Unnamed Class	S&P 500 Stock Fund Single Unnamed Class

APPENDIX D

[KPMG letter to be filed]

BARCLAYS GLOBAL INVESTORS FUNDS, INC.

111 CENTER STREET

LITTLE ROCK, AR 77201

______, 2001

    By my signature below, I appoint R. Greg Feltus, Richard H. Blank, Jr. and Michael W. Nolte (officers of Barclays Global Investors Funds, Inc., the "Company"), as my proxies and attorneys to vote all fund shares of the portfolio identified below that I am entitled to vote at the Annual Meeting of Shareholders of BGIF to be held at the principal office of the Company, 111 Center Street, Little Rock, Arkansas 72201 on November 16, 2001 at 11:00 a.m. (Central time), and at any adjournments of the meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of the Annual Meeting of Shareholders and the combined Proxy Statement dated ______, 2001.

    This proxy shall vote my shares according to my instructions given below with respect to the proposal. If I do not provide an instruction, I understand that the proxies will vote my shares in favor of the proposal. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

    You may vote this proxy in any of four ways:

- By Mail—Mark, sign, date and return this Proxy Ballot in the enclosed postage-paid envelope;

- By Touchtone Phone—Call [________ toll-free at __________ from ____ a.m. to ____ p.m. (Pacific time)];

- [By Fax—Mark, sign, date and fax both sides of this Proxy Ballot to us at __________]; or

- Via the Internet – Logon to www.           .com. Enter the [12-digit CONTROL NUMBER set forth to the right on this Proxy Ballot] and follow the simple instructions on the website.

- If you have any questions, please call [______________ at _______________].

Please use the table below to identify the Proposals that apply to the Fund(s) you own.

Fund	Proposal #1	Proposal #2	Proposal #3	Proposal #4	Proposal #5	Proposal #6
Asset Allocation Institutional Money Market LifePath 2020 LifePath 2030 LifePath 2040 Money Market S&P 500 Index	X	X			X	X
Bond Index	X	X	X		X	X
LifePath Income LifePath 2010	X	X		X	X	X

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL.

    PLEASE VOTE BY CHECKING THE APPROPRIATE BOX: [X]
FOR	WITHHOLD AUTHORITY
Proposal 1: Applicable to all Funds

To elect the following six nominees as Directors of the Company, each of whom will serve until his or her successor is elected and qualified:

To vote FOR all candidates just check this box

or

To vote individually, check the corresponding boxes below

(1) Mary G. F. Bitterman

(2) Jack S. Euphrat

(3) R. Greg Feltus

(4) W. Rodney Hughes

(5) Lee T. Kranefuss

(6) Richard K. Lyons

(7) Leo Soong
[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ] [ ]

	FOR	AGAINST	ABSTAIN
Proposal 2: Applicable to all Funds To approve a proposal to convert the Fund(s)’ investment objective(s) from fundamental to non-fundamental.	[ ]	[ ]	[ ]
FOR	AGAINST	ABSTAIN
Proposal 3: Applicable to Bond Index Fund only

To approve a proposal changing the benchmark index that the Bond Index Fund tracks from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index by changing the Bond Index Fund’s investment objective

[ ]	[ ]	[ ]
FOR	AGAINST	ABSTAIN
Proposal 4 : Applicable to LifePath Income and LifePath 2010 Portfolios only

To approve a proposal changing the asset allocation model of the LifePath Portfolios to increase the "normal" equity allocation percentage for each LifePath Portfolio that has reached its time horizon

[ ]	[ ]	[ ]
FOR	AGAINST	ABSTAIN
Proposal 5: Applicable to all Funds, except as otherwise noted in sub-section 5(I) below

To approve a proposal to amending the Fund(s)’ fundamental investment policies and converting certain others to non-fundamental policies:

To vote FOR all of these items, just check this box

5(A) Industry Concentration

5(B) Diversification

5(C) Borrowing Money

5(D) Issuing Senior Securities

5(E) Lending

5(F) Underwriting

5(G) Investments in Real Estate

5(H) Investments in Commodities and Commodity Contracts

5(I) Convert Fundamental Investment Policies to Non-Fundamental Investment Policies

(i) Puts, Calls, Straddles, etc. (Applies to Asset Allocation, Bond Index, Institutional Money Market, Money Market and S&P 500 Stock Funds only)

(ii) Oil, Gas and Mineral Interests (Applies to Asset Allocation, Bond Index, Institutional Money Market, Money Market and S&P 500 Stock Funds only)

(iii) Control or Management (Applies to Institutional Money Market and Money Market Funds only)

(iv) Securities on Margin (Applies to Institutional Money Market and Money Market Funds only)

(v) Securities on Margin (Applies to LifePath Portfolios only)
[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
	FOR	AGAINST	ABSTAIN
Proposal 6: Applicable to all Funds
To approve a proposal to redomicile the Company as a Delaware business trust and thereafter dissolve the existing Maryland corporation.	[ ]	[ ]	[ ]

    IF YOU PLAN TO ATTEND THE ANNUAL MEETING

    PLEASE CHECK THIS BOX [ ]

    Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of each of the proposals; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

    FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR BY FAXING IT TO [____________ AT __________]. YOU ALSO MAY VOTE BY CALLING [________] AT __________ TOLL-FREE FROM ____ A.M. TO ____ P.M. (PACIFIC TIME). A CONFIRMATION OF YOUR TELEPHONE OR FAXED VOTE WILL BE MAILED TO YOU.

NOTE:  Please make sure that you complete, sign and date your proxy ballot.
Please sign exactly as your name(s) appear on your account.  When signing as a fiduciary, please give your full title as such.  Each joint owner should sign personally.  Corporate proxies should be signed in full corporate name by an authorized officer.

Date                                                  , 2001

Signature

Signature